Exhibit 23

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Lilly GlobalShares Stock Plan of Eli Lilly and Company of our report dated January 30, 1999, with respect to the consolidated financial statements of the Company incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.

November 4, 1999                                                                                                                Ernst & Young LLP